UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 16, 2009 (November 13, 2009)

Date of Report (Date of earliest event reported)

Pinnacle Data Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-16103	31-1263732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 Port Road

Groveport, Ohio 43125

(Address of principal executive offices)

(614) 748-1150

(Registrant’s Telephone Number, Including Area Code)

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 13, 2009, Pinnacle Data Systems, Inc. (the “Company”) entered into a Second Amendment to Credit and Security Agreement and Waiver of Defaults (the “Second Amendment”) with Wells Fargo Bank, National Association (“Wells Fargo”). The Second Amendment provides for the amendment of certain terms of a Credit and Security Agreement by and between the Company and Wells Fargo, dated as of April 3, 2009, and as amended by that certain First Amendment to Credit and Security Agreement dated August 4, 2009 (collectively, the “Credit Agreement”).

The Second Amendment provides for the following material amendments to the Credit Agreement:

•

Section 5.2(a) of the agreement has been revised to reflect a reduction in the Minimum Book Net Worth that the Company is required to maintain for the fiscal quarter ending December 31, 2009, and to include the Minimum Book Net Worth values for each quarter of the 2010 fiscal year;

•

Section 5.2(b) of the agreement has been revised to reflect a reduction in the Minimum Net Income that the Company is required to attain for the fiscal quarter ending December 31, 2009, and to include the Minimum Net Income values for each quarter of the 2010 fiscal year; and

•

The definition of “Borrowing Base Reserve” has been revised to include a reduction and block of availability under the Borrowing Base of $250,000.00 until such time as the Company complies with each of the financial covenants set forth in Article 5 of the Credit Agreement, as amended by the Second Amendment, for both of the fiscal quarters ending December 31, 2009 and March 31, 2010.

In addition, the Second Amendment provides for the waiver of certain defaults that occurred with respect to the covenants contained in Sections 5.2(a) and 5.2(b) of the Credit Agreement.

An Amendment Fee of $15,000.00 has been paid to Wells Fargo by the Company in consideration of the execution and delivery of the Second Amendment.

Except as disclosed in this Form 8-K, all other terms and conditions of the Credit Agreement remain the same.

The Second Amendment is attached as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information described above under Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

10.1	Second Amendment to Credit and Security Agreement and Waiver of Defaults

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE DATA SYSTEMS, INC.
(Registrant)

/S/ NICHOLAS J. TOMASHOT
Nicholas J. Tomashot, Chief Financial Officer

Dated: November 16, 2009